                                                                   Annual Report
[Logo]  MFS(SM)                                                   for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1997



MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST (SM)




[Graphic Omitted]

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST (SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGER                                   INVESTOR SERVICE
John F. Brennan, Jr.*                               MFS Service Center, Inc.
                                                    P.O. Box 2281
TREASURER                                           Boston, MA 02107-9906
W. Thomas London*
                                                    For additional information,
ASSISTANT TREASURERS                                contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                     CUSTODIAN
James O. Yost*                                      State Street Bank and Trust Company

SECRETARY                                           AUDITORS
Stephen E. Cavan*                                   Deloitte & Touche LLP

ASSISTANT SECRETARY                                 WORLD WIDE WEB
James R. Bordewick, Jr.*                            www.mfs.com


[logo omitted}  For the fourth year in a row, MFS earned a #1 ranking in the
                DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service
                Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser


  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    President, MFS Investment Management

    January 12, 1998

MFS VALUE SERIES

For the year ended December 31, 1997, the Series provided a total return of 26.47% (including the reinvestment of any distributions). This compares to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Series' underperformance relative to the benchmark can mainly be attributed to underweightings in sectors that turned in better-than-expected performance in 1997. The oil services sector, for example, was up approximately 50%, and the Series had no exposure there. Technology was up approximately 27%, and the Series was slightly underweighted there. In financial services, another top-performing sector, the Series was slightly underweighted, particularly in banking, although we were slightly overweighted in insurance. In banking, the big story has been consolidation, which has driven stock prices, while insurance has been helped by asset gatherers that have benefited from the growth in 401(k) retirement plans as well as from strong equity market performance. Also, property/casualty and life insurers have benefited from ongoing consolidation.

In health care, the Series is emphasizing two main areas. One is the pharmaceutical sector, in which we own Bristol-Myers Squibb, Sanofi, and Novartis. We think Bristol-Myers is going to see above-peer growth rates and, because it trades at one of the lowest multiples in the industry, we think we may see some relative valuation improvement there. Novartis is a cost-cutting and consolidation story, and Sanofi is a relatively small company that plans to roll out two new products over the next couple of years, one for the treatment of hypertension and the other for stroke prevention. In the drug store area, Rite Aid has performed well and its valuation has risen, but it is still trading at a discount to other major chains, so it's relatively undervalued. The company's consolidation of its acquisition of Thrifty Payless on the West Coast is going well. Managed care is also helping these big chains. It hurts the smaller, individually owned stores, but the chains benefit from the large volume of sales.

In general, the overall business environment has been quite favorable. The U.S. economy is growing at a sustainable rate, and inflation is low despite some signs of wage pressures. U.S. productivity has been better than expected and is relatively competitive with most developed countries. The wild card going into 1998 is the devaluation of Asian currencies and the potential impact that may have on the competitive position of the United States versus some of the emerging markets. While we believe it will slow economic growth in 1998, this should help mitigate any wage-related inflation pressures and, hopefully, extend the low-inflation, moderate-growth economic scenario we've experienced in the United States over the past several years.

Looking ahead, we think the economy is going to see moderate growth in 1998. Inflation has the potential to become more of an issue, at least on the labor side. Industries that are more labor intensive, such as business services, restaurants, and retail, are probably going to have to face the wage issue, which could slow some of their earnings momentum. On the flip side, we could see further pressure on commodity prices. We think it will be more difficult for U.S. companies to compete with Southeast Asian companies in products like steel, paper, and forest products because of the potential increase in supply. Technology, meanwhile, probably will not be greatly affected because labor is such a small percentage of its total costs and because most of its costs and sales are priced in dollars. Also, the actual consumption of products like personal computers and cellular phones in Southeast Asia, not including Japan or China, is probably only about 5% to 10% of the end market. So, while we're looking at more of the same for the economy overall, it will be important to watch sectors that might be affected by what's happening in the global economy, especially in Asia.

Respectfully,

/s/ John F. Brennan, Jr.

    John F. Brennan, Jr.
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

John F. Brennan, Jr., joined MFS in 1985 as an industry specialist and was promoted to Assistant Vice President -- Investments in 1987, Vice President -- Investments in 1988, and Senior Vice President in 1995. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he has managed MFS Value Series since 1996.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital appreciation.

Commencement of investment operations: August 14, 1996

TAX FORM SUMMARY

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
The Series has designated $63,352 as long-term capital gain distributions for tax purposes.

DIVIDENDS-RECEIVED DEDUCTION
For the year ended December 31, 1997, the amount of distributions eligible for the 70% dividends-received deduction for corporations came to 3.42%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Value Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from September 1, 1996, through December 31, 1997)

         MFS Value          S&P 500          Consumer Price
        Series - VIT     Composite Index     Index - U.S.
        ------------     ---------------     ------------
 9/96       $10,000           $10,000           $10,000
12/96        10,912            11,443            10,085
 6/97        12,151            13,801            10,193
12/97        13,812            15,261            10,301

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                      1 Year    Life of Series*
-------------------------------------------------------------------------------
MFS Value Series                                     +26.47%           +25.99%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#               +33.36%           +37.89%
-------------------------------------------------------------------------------
Consumer Price Index#+                               + 2.15%           + 2.82%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations,
 August 14, 1996, through December 31, 1997.
#Source: CDA/Wiesenberger.
+The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Stocks - 87.2%
-------------------------------------------------------------------------------
Issuer                                                   Shares           Value
-------------------------------------------------------------------------------
U.S. Stocks - 70.5%
  Aerospace - 3.7%
    Allied Signal, Inc.                                     573      $   22,311
    Howmet International, Inc.*                           3,400          51,000
    Raytheon Co. A                                        1,400          69,038
    Raytheon Co. B                                          600          30,300
    Thiokol Corp.                                           445          36,156
                                                                     ----------
                                                                     $  208,805
-------------------------------------------------------------------------------
  Banks and Credit Companies - 3.6%
    Fleet/Norstar Financial Group, Inc.                   1,013      $   75,912
    National City Corp.                                     850          55,888
    Wells Fargo & Co.                                       209          70,942
                                                                     ----------
                                                                     $  202,742
-------------------------------------------------------------------------------
  Building - 0.2%
    Newport News Shipbuilding, Inc.                         401      $   10,200
-------------------------------------------------------------------------------
  Business Services - 0.9%
    Galileo International, Inc.                           1,900      $   52,487
-------------------------------------------------------------------------------
  Chemicals - 0.7%
    Cambrex Corp.                                           594      $   27,324
    Ferro Corp.                                               1              12
    NL Industries, Inc.*                                    887          12,085
                                                                     ----------
                                                                     $   39,421
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Compaq Computer Corp.                                 1,271      $   71,732
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.6%
    Adobe Systems, Inc.                                   1,200      $   49,500
    Computer Associates International, Inc.                 988          52,240
    Synopsys, Inc.*                                       1,182          42,257
                                                                     ----------
                                                                     $  143,997
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.6%
    Dollar Thrifty Automotive Group*                        300      $    6,150
    Philip Morris Cos., Inc.                              1,727          78,255
    Tyco International Ltd.                              12,740         574,096
                                                                     ----------
                                                                     $  658,501
-------------------------------------------------------------------------------
  Containers - 1.1%
    Jefferson Smurfit Corp.*                              1,966      $   27,770
    Stone Container Corp.                                 3,371          35,185
                                                                     ----------
                                                                     $   62,955
-------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Belden, Inc.                                            172      $    6,063
-------------------------------------------------------------------------------
  Electronics - 2.1%
    Analog Devices, Inc.*                                 1,692      $   46,847
    Teradyne, Inc.*                                       1,677          53,664
    Xilinx, Inc.*                                           500          17,531
                                                                     ----------
                                                                     $  118,042
-------------------------------------------------------------------------------
  Entertainment - 7.8%
    American Radio Systems Corp., "A"*                    4,339      $  231,323
    Casino America, Inc.*                                   560           1,365
    Harrah's Entertainment, Inc.*                         4,229          79,822
    Hearst-Argyle Television, Inc.*                         300           8,925
      LIN Television Corp.*                                 315      $   17,168
      Telemundo Group, Inc.*                              2,566         104,885
                                                                     ----------
                                                                     $  443,488
-------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    CIT Group, Inc., "A"*                                   100      $    3,225
    Federal Home Loan Mortgage Corp.                        758          31,789
    First Union Corp.                                     1,000          51,250
                                                                     ----------
                                                                     $   86,264
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.7%
    Temple-Inland, Inc.                                     749      $   39,182
-------------------------------------------------------------------------------
  Insurance - 5.0%
    CIGNA Corp.                                             297      $   51,400
    Hartford Financial Services Group, Inc.                 594          55,576
    Lincoln National Corp.                                  765          59,766
    PennCorp Financial Group, Inc.                        1,494          53,317
    Reliastar Financial Corp.                             1,554          64,005
                                                                     ----------
                                                                     $  284,064
-------------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    Bristol-Myers Squibb Co.                                682      $   64,534
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.0%
    AmeriSource Health Corp., "A"*                          747      $   43,513
    Tenet Healthcare Corp.*                               1,971          65,289
    United Healthcare Corp.                               2,368         117,660
                                                                     ----------
                                                                     $  226,462
-------------------------------------------------------------------------------
  Oils - 0.8%
    Enron Oil & Gas Co.                                   2,010      $   42,587
-------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Waste Management, Inc.                                1,704      $   46,860
-------------------------------------------------------------------------------
  Railroads - 0.6%
    Wisconsin Central Transportation Corp.*               1,382      $   32,304
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.3%
    Hilton Hotels Corp.                                     824      $   24,514
    ITT Corp.*                                              699          57,930
    Outback Steakhouse, Inc.*                             1,000          28,750
    Promus Hotel Corp.*                                   1,750          73,500
                                                                     ----------
                                                                     $  184,694
-------------------------------------------------------------------------------
  Stores - 3.0%
    Arbor Drugs, Inc.                                       612      $   11,322
    Gymboree Corp.*                                         196           5,366
    Office Depot, Inc.*                                   2,200          52,662
    Rite Aid Corp.                                        1,746         102,468
                                                                     ----------
                                                                     $  171,818
-------------------------------------------------------------------------------
  Supermarkets - 6.4%
    Meyer (Fred), Inc.*                                   7,721      $  280,852
    Safeway, Inc.*                                        1,317          83,300
                                                                     ----------
                                                                     $  364,152
-------------------------------------------------------------------------------
  Telecommunications - 7.2%
    Ascend Communications, Inc.*                          1,000      $   24,500
    Cellular Communications International*                3,770         176,247
    Granite Broadcasting Corp.*                           4,283          38,815
    Gray Communications Systems, Inc.                     5,007         131,434
    LCI International, Inc.*                              1,100          33,825
                                                                     ----------
                                                                     $  404,821
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Sprint Corp.                                            414      $   24,271
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $ 3,990,446
-------------------------------------------------------------------------------
Foreign Stocks - 16.7%
  Canada - 1.7%
    Canadian National Railway Co. (Railroads)             2,085      $   98,516
-------------------------------------------------------------------------------
  Finland - 0.7%
    Nokia Corp., ADR (Telecommunications)                   600      $   42,000
-------------------------------------------------------------------------------
  France - 4.6%
    Alcatel Alsthom Compagnie (Telecommunications)          711      $   90,411
    Alcatel Alsthom, ADR (Telecommunications)               773          19,567
    Sanofi (Medical and Health Products)                  1,325         147,565
                                                                     ----------
                                                                     $  257,543
-------------------------------------------------------------------------------
  Germany - 1.9%
    Henkel Kgaa (Chemicals)                                 871      $   55,013
    Wella AG (Cosmetics)                                     65          49,374
                                                                     ----------
                                                                     $  104,387
-------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Cafe De Coral Holding Co. (Restaurants)              25,400      $    5,540
    Dah Sing Financial Group (Banks and Credit Cos.)      5,200          12,516
    Liu Chong Hing Bank (Banks and Credit Cos.)           3,000           4,375
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           2,700           7,631
                                                                     ----------
                                                                     $   30,062
-------------------------------------------------------------------------------
  Italy - 1.1%
    Telecom Italia S.p.A. (Telecommunications)*          13,487      $   59,518
-------------------------------------------------------------------------------
  Malaysia - 0.3%
    New Straits Times Press Berhad (Printing and
      Publishing)                                         7,000      $    8,707
    Tanjong PLC (Entertainment)                           6,000           9,987
                                                                     ----------
                                                                     $   18,694
-------------------------------------------------------------------------------
  Netherlands - 2.0%
    Akzo Nobel N.V. (Chemicals)                             294      $   50,737
    Benckiser NV (Consumer Goods and Services)*           1,500          62,124
                                                                     ----------
                                                                     $  112,861
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Banks and Credit Cos.)          1,198      $   23,550
-------------------------------------------------------------------------------
  Singapore - 0.1%
    Mandarin Oriental International Ltd. (Restaurants
      and Lodgings)*                                      8,855      $    5,933
-------------------------------------------------------------------------------
  South Korea - 0.4%
    SK Telecommunications (Telecommunications)               60      $   18,115
    SK Telecom Ltd, ADR (Telecommunications)              1,012           6,578
                                                                     ----------
                                                                     $   24,693
-------------------------------------------------------------------------------
  Sweden - 0.6%
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)    1,371      $   31,206
-------------------------------------------------------------------------------
  Switzerland - 1.3%
    Novartis AG (Pharmaceuticals)                            45      $   73,143
-------------------------------------------------------------------------------
  United Kingdom - 1.1%
    British Petroleum PLC, ADR (Oils)                       734      $   58,491
    Corporate Services Group PLC (Business Services)      1,753           6,142
                                                                     ----------
                                                                     $   64,633
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  946,739
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,556,180)                           $4,937,185
-------------------------------------------------------------------------------

Short-Term Obligation - 9.8%
-------------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/02/98, at
      Amortized Cost                                      $ 555      $  554,927
-------------------------------------------------------------------------------

Put Options Purchased - 1.2%
-------------------------------------------------------------------------------
                                                         Number
                                                   of Contracts
-------------------------------------------------------------------------------
Issuer/Expiration Month/Strike Price
-------------------------------------------------------------------------------
    S&P 500 Index/December 1998/850 (Premiums
      Paid, $86,454)                                         23      $   66,125
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,197,561)                      $5,558,237
Other Assets, Less Liabilities - 1.8%                                   101,591
-------------------------------------------------------------------------------

Net Assets - 100.0%                                                  $5,659,828
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,197,561)               $5,558,237
  Cash                                                                  49,552
  Net receivable for closed forward foreign currency exchange
    contracts closed or subject to master netting agreements               176
  Receivable for Series shares sold                                     53,300
  Receivable for investments sold                                        3,135
  Interest and dividends receivable                                      4,770
  Deferred organization expenses                                         6,662
                                                                    ----------
      Total assets                                                  $5,675,832
                                                                    ----------
Liabilities:
  Payable for Series shares reacquired                              $    6,981
  Payable to affiliates -
    Management fee                                                         114
    Administrative fee                                                       3
    Shareholder servicing agent fee                                          7
  Accrued expenses and other liabilities                                 8,899
                                                                    ----------
      Total liabilities                                             $   16,004
                                                                    ----------
Net assets                                                          $5,659,828
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $5,357,872
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       360,847
  Accumulated distributions in excess of net realized gain on
    investments and foreign currency transactions                      (58,715)
  Accumulated distributions in excess of net investment income            (176)
                                                                    ----------
      Total                                                         $5,659,828
                                                                    ==========
Shares of beneficial interest outstanding                            484,368
                                                                     =======
Net asset value, offering price, and redemption price per
  share (net assets $5,659,828 / 484,368 shares of
  beneficial interest outstanding)                                    $11.68
                                                                      ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                           $ 50,482
    Dividends                                                            32,794
    Foreign taxes withheld                                               (1,324)
                                                                       --------
      Total investment income                                          $ 81,952
                                                                       --------

  Expenses -
    Management fee                                                     $ 32,114
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       1,504
    Administration fee                                                      561
    Printing                                                             25,432
    Auditing fees                                                        17,752
    Custodian fee                                                         6,633
    Amortization of organization expenses                                 1,837
    Legal fees                                                            1,301
    Miscellaneous                                                           482
                                                                       --------
      Total expenses                                                   $ 89,649
    Fees paid indirectly                                                   (960)
    Reduction of expenses by investment adviser                         (45,870)
                                                                       --------
      Net expenses                                                     $ 42,819
                                                                       --------
        Net investment income                                          $ 39,133
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $662,040
    Foreign currency transactions                                        (2,192)
                                                                       --------
        Net realized gain on investments and foreign
          currency transactions                                        $659,848
                                                                       --------

  Change in unrealized appreciation -
    Investments                                                        $287,541
    Translation of assets and liabilities in foreign
      currencies                                                            171
                                                                       --------
      Net unrealized gain on investments and foreign
        currency translation                                           $287,712
                                                                       --------
        Net realized and unrealized gain on
          investments and foreign currency                             $947,560
                                                                       --------
          Increase in net assets from operations                       $986,693
                                                                       ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                                              -------------------------
                                                                    1997           1996
---------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   39,133     $    3,123
  Net realized gain on investments and foreign currency
    transactions                                                 659,848         18,540
  Net unrealized gain on investments and foreign currency
    translation                                                  287,712         73,135
                                                              ----------     ----------
    Increase in net assets from operations                    $  986,693     $   94,798
                                                              ----------     ----------
Distributions declared to shareholders -
  From net investment income                                  $  (37,655)    $   (3,068)
  From net realized gain on investments and foreign
    currency transactions                                       (640,159)       (18,540)
  In excess of net realized gain on investments and foreign
    currency transactions                                           --           (1,083)
  From capital                                                   (53,104)        (3,853)
                                                              ----------     ----------
      Total distributions declared to shareholders            $ (730,918)    $  (26,544)
                                                              ----------     ----------
  Net increase in net assets from Series share transactions   $4,052,798     $1,274,401
                                                              ----------     ----------
      Total increase in net assets                            $4,308,573     $1,342,655
Net assets:
  At beginning of period                                       1,351,255          8,600
                                                              ----------     ----------
  At end of period (including accumulated distributions in
    excess of net investment income of $176 and $0,
    respectively)                                             $5,659,828     $1,351,255
                                                              ==========     ==========

See notes to financial statements


Financial Highlights
----------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                      ------------------------------
                                                                         1997                  1996*
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $10.66                 $10.00
                                                                       ------                 ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.12                 $ 0.07
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                2.66                   0.88
                                                                       ------                 ------
      Total from investment operations                                 $ 2.78                 $ 0.95
                                                                       ------                 ------
Less distributions declared to shareholders -
  From net investment income                                           $(0.09)                $(0.03)
  From net realized gain on investments and foreign currency
    transactions                                                        (1.54)                 (0.21)
  In excess of net realized gain on investments and foreign
    currency transactions                                                --                    (0.01)
  From capital                                                          (0.13)                 (0.04)
                                                                       ------                 ------
      Total distributions declared to shareholders                     $(1.76)                $(0.29)
                                                                       ------                 ------
Net asset value - end of period                                        $11.68                 $10.66
                                                                       ======                 ======
Total return                                                           26.47%                  8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                              1.00%                  1.00%+
  Net investment income                                                 0.91%                  1.72%+
Portfolio turnover                                                       270%                    44%
Average commission rate                                               $0.0401                $0.0204
Net assets at end of period (000 omitted)                             $ 5,660                $ 1,351

  + Annualized.
 ++ Not annualized.
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through
    December 31, 1996.
  # Per share data are based on average shares outstanding.
 ## Expenses are calculated without reduction of fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

   Net investment loss                                                 $(0.02)                $(0.04)
    Ratios (to average net assets):
      Expenses##                                                        2.08%                  3.83%+
      Net investment loss                                             (0.18)%                (1.11)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were eight shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Options listed on commodities exchanges are reported at market value using closing settlement prices.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated distributions in excess of net investment income was increased by $1,654, accumulated distributions in excess of net realized gain on investments was increased by $24,272, and paid in capital was increased by $25,926 due to differences between book and tax accounting for foreign currency transactions and the treatment of gains and losses on redemption in-kind transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $57,949.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $12,391,325, and $9,705,538, respectively. Investments having an aggregate market value of $4,164,741 at date of redemption were distributed in payment for capital stock redeemed for the year ended December 31, 1997, resulting in realized capital gains, for book purposes, of $79,030.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $5,228,834
                                                                   ----------
Gross unrealized appreciation                                      $  512,487
Gross unrealized depreciation                                        (183,084)
                                                                   ----------
    Net unrealized appreciation                                    $  329,403
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                   Year Ended December   Period Ended December
                                              31, 1997               31, 1996*
                                 ----------------------  ---------------------
                                   Shares       Amount    Shares       Amount
------------------------------------------------------------------------------
Shares sold                       779,105   $9,843,861   123,715   $1,251,706
Shares issued to shareholders
  in reinvestment of
  distributions                    63,945      730,892     2,506       26,544
Shares reacquired                (485,405)  (6,521,955)     (358)      (3,849)
                                  -------   ----------   -------   ----------
    Net increase                  357,645   $4,052,798   125,863   $1,274,401
                                  =======   ==========   =======   ==========

* For the period from the commencement of the Series investment operations, August 14, 1996, through December 31, 1996.

(6)  Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $29.

(7)  Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $176 with Deutschebank at December 31, 1997.

At December 31, 1997, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended December 31, 1997 and the period from August 14, 1996 (commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VVS-2 2/98 12.9M